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                                                                  EXHIBIT 23.6


Flex  Acquisitions  Corporation:



We consent to the use of our report dated August 5, 1997 for the period ended July 31, 1997 and 1996 in Amendment No. 2 to Form SB-2 and Amendment No. 2 to Form S-4 filed on behalf of Flex Acquisitions Corporation.


 /S/  Harper  &  Pearson  Company
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Harper  &  Pearson  Company
Houston,  Texas
September  12,  1997